Exhibit 99.1

FOR IMMEDIATE RELEASE

LUMINAR, THE GLOBAL LEADER IN LIDAR AUTONOMOUS DRIVING TECHNOLOGY,

TO BE LISTED ON NASDAQ THROUGH MERGER WITH GORES METROPOULOS

•	Luminar delivers the world’s first lidar sensor and software to enable autonomous consumer vehicles and trucking for volume production
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Transaction proceeds will be used to accelerate commercial growth across its 50 partners and the expansion of its product roadmap for a turn-key “full-stack” highway autonomy and proactive safety ADAS solution

•	Bolstered by the industry’s first high-volume series production win for self-driving vehicles on highways with Volvo Cars
•	Pro forma implied enterprise value of approximately $2.9 billion and market capitalization of approximately $3.4 billion
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Transaction includes $400 million of cash from Gores Metropoulos and an immediate $170 million financing into Luminar, anchored by top tier institutional investors including Alec Gores, Van Tuyl Companies, Peter Thiel, Volvo Cars Tech Fund, Crescent Cove, Moore Strategic Ventures, Nick & Jill Woodman and VectoIQ

PALO ALTO, California – August 24, 2020 – Luminar, the global leader in automotive lidar technology powering the introduction of highway autonomy, today announced it has entered into a definitive agreement to merge with Gores Metropoulos, Inc. (“Gores Metropoulos”) (Nasdaq: GMHI, GMHIU, and GMHIW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Dean Metropoulos of Metropoulos & Co. Upon completion of the transaction, the combined company will retain the Luminar Technologies, Inc. name and will remain listed on Nasdaq under the new ticker symbol “LAZR.”

Founded in 2012 by CEO Austin Russell, Luminar is the leading autonomous vehicle and lidar technology company for consumer cars and trucking. Luminar is partnered with 7 of the top 10 global automakers and is set to power the introduction of highway self-driving and next generation safety systems. Over 350 people strong, Luminar has built a new type of lidar from the chip-level up with breakthroughs across all core components. As a result, Luminar has created the only lidar sensor that meets the stringent performance, safety and cost requirements for Level 3 - Level 5 autonomous vehicles. Integrating this advanced hardware with Luminar’s custom developed software stack enables a turn-key autonomous solution to accelerate widespread adoption with automakers.

Starting in 2022, Luminar’s hardware and software will be integrated into Volvo’s global vehicle platform, the foundation for their next generation of consumer vehicles. In parallel, Luminar’s technology will also enable a new benchmark for vehicle safety surpassing today’s advanced driving assistance systems (ADAS) with proactive safety features.

“This milestone is pivotal not just for us, but also for the larger automotive industry,” said Austin Russell, Founder and CEO of Luminar. “Eight years ago, we took on a problem to which most thought there would be no technically or commercially viable solution. We worked relentlessly to build the tech from the ground up to solve it and partnered directly with the leading global automakers to show the world what’s possible. Today, we are making our next industry leap through our new long-term partnership with Gores Metropoulos, a team that has deep experience in technology and automotive and shares our vision of a safe autonomous future powered by Luminar.”

Alec Gores, CEO of Gores Metropoulos, commented, “Luminar represents a rare opportunity to invest in the leading player in autonomous driving technology for cars and trucks. We are excited to partner with a visionary founder like Austin who has developed from scratch the only lidar technology that meets the most stringent OEM specification requirements for safety and performance. Luminar is well positioned to dominate the autonomous landscape and together, we look forward to shaping the future of automotive transportation.”

Transaction Overview

The combined company will have an implied pro forma enterprise value of approximately $2.9 billion and an equity value of approximately $3.4 billion at closing. After giving effect to any redemptions by the public stockholders of Gores Metropoulos, the balance of approximately $400 million cash held in Gores Metropoulos, together with the $170 million in immediate financing proceeds, will remain in the company and a portion will be used to pay transaction expenses. As part of the transaction, Luminar’s stockholders will receive approximately 271.8 million shares of Gores Metropoulos common stock at closing. The $170 million investment made directly into Luminar is led by institutional investors including Alec Gores, Van Tuyl Companies, Peter Thiel, Volvo Cars Tech Fund, Crescent Cove, Moore Strategic Ventures, Nick & Jill Woodman and VectoIQ, with the majority of the major existing investors participating. Net transaction proceeds will remain in the company and support continued growth across key verticals as Luminar executes on significant production and development opportunities.

All current Luminar stockholders will roll the entirety of their existing equity holdings into the combined company. The transaction, which has been unanimously approved by the boards of directors of both Luminar and Gores Metropoulos, is expected to close in the fourth quarter of 2020, subject to regulatory and stockholder approvals, and other customary closing conditions.

Following completion of the transaction, Luminar will retain its experienced management team. Founder Austin Russell will continue to serve as CEO and Tom Fennimore will continue to serve as CFO. Alec Gores will join the Luminar board of directors upon closing of the transaction.

Luminar today also announced it has scaled its software team with the addition of 16 former members of Samsung’s Munich-based DRVLINE platform team that were previously responsible for delivering ADAS functionality to its mobility customers. Luminar will leverage this team to bring a full-stack lidar-based ADAS and Level 4 highway autonomy product offering to market.

Advisors

Deutsche Bank Securities is serving as exclusive financial advisor, lead capital markets advisor and sole private placement agent to Gores Metropoulos. Credit Suisse LLC is serving as additional capital markets advisor and Moelis & Company LLC is acting as additional financial advisor to Gores Metropoulos. Weil, Gotshal & Manges, LLP is acting as legal advisor to Gores Metropoulos.

GCA Advisors, LLC and Jefferies Group LLC are serving as financial advisors to Luminar. GCA Advisors, LLC is serving as sole private placement agent on the direct investment into Luminar and Orrick, Herrington & Sutcliffe LLP is acting as legal advisor to Luminar.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Gores Metropoulos with the Securities and Exchange Commission and available at www.sec.gov.

Investor Conference Call Information

Management of Luminar and Gores Metropoulos will host an investor conference call on August 24, 2020 at 10 a.m. EDT/ 7 a.m. PDT to discuss the proposed transaction. The call can be accessed by dialing (888) 820-4544 (domestic toll-free number) or (470) 279-3876 (international) and providing the conference ID: LAZR.

The conference call will be accompanied by a detailed investor presentation. For interested investors who wish to participate, the conference call and replay details will be available in the “investor” section of the Luminar website at https://luminartech.com/investors.

About Luminar

Luminar is an autonomous vehicle sensor and software company with the vision to make autonomy safe and ubiquitous by delivering the only lidar and perception platform that meets the industry’s stringent performance, safety, and economic requirements. Luminar has rapidly gained 50 industry partners, including 7 of the top 10 global automotive OEMs. Founded in 2012, Luminar is a 350-person team with offices in Palo Alto, Orlando, Colorado Springs, Detroit, and Munich. For more information please visit www.luminartech.com.

About Gores Metropoulos, Inc.

Gores Metropoulos, is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Dean Metropoulos of Metropoulos & Co. Gores Metropoulos was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Mr. Gores and Mr. Metropoulos together have more than 65 years of combined experience as entrepreneurs, operators and investors across diverse sectors including industrials, technology, media and entertainment, business services, healthcare and consumer products and services. Over the course of their careers, Mr. Gores and Mr. Metropoulos and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy. For more information, please visit www.gores.com

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction contemplated by the merger agreement (the “Proposed Transaction”), Gores Metropoulos intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement, consent solicitation statement and prospectus with respect to the Gores Metropoulos’ securities to be issued in connection with the Proposed Transaction that also constitutes a prospectus of Gores Metropoulos and will mail a definitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The definitive proxy statement/consent solicitation statement/prospectus will contain important information about the Proposed Transaction and the other matters to be voted upon at a meeting of stockholders to be held to approve the Proposed Transaction and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. GORES METROPOULOS’ STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ CONSENT SOLICITATION STATEMENT/ PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Gores Metropoulos’ stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Special Meeting. Gores Metropoulos’ stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Metropoulos, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

Gores Metropoulos and its directors and officers may be deemed participants in the solicitation of proxies of Gores Metropoulos’ stockholders in connection with the Proposed Transaction. GORES METROPOULOS’ STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF GORES METROPOULOS IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, WHICH WAS FILED WITH THE SEC ON MARCH 13, 2020. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GORES METROPOULOS’ STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING WILL BE SET FORTH IN

THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the Registration Statement that Gores Metropoulos intends to file with the SEC.

Forward Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the expected timing of the completion of this transaction, information concerning Gores Metropoulos’ or Luminar’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Metropoulos’ or Luminar’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Metropoulos’ or Luminar’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the Proposed Transaction; (b) the inability to complete the Proposed Transaction due to the failure to obtain approval of the stockholders of Gores Metropoulos or other conditions to closing in the merger agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the Proposed Transaction; (d) the risk that the Proposed Transaction disrupts current plans and operations of Luminar or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the timing of revenues from existing customers, including uncertainties related to the ability of Luminar’s customers to commercialize their products and the ultimate market acceptance of these products, the uncertain impact of the COVID-19 pandemic on Luminar’s and its customers’ businesses, uncertainties related to Luminar’s estimates of the size of the markets for its products, the rate and degree of market acceptance of Luminar’s products, and the success of other competing lidar and sensor-related products and services that exist or may become available; (f) costs related to the Proposed Transaction; (g) changes in applicable laws or regulations; (h) the possibility that Luminar may be adversely affected by other economic, business and/or competitive factors; and (i) other risks and uncertainties indicated from time to time in the final prospectus of Gores Metropoulos, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Metropoulos. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither Gores Metropoulos nor Luminar undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Gores Metropoulos’ reports filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information

For inquiries regarding Luminar, please contact:

Media

Nicole Phelan

press@luminartech.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

Luminar-SVC@sardverb.com

Investors

Michael Beer

michaelbeer@luminartech.com

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

Tom Becker

Sitrick & Company

tom_becker@sitrick.com

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